Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with the Amendment No. 1 to Annual Report of VectoIQ Acquisition Corp. (“the Company”) on Form 10-K/A for the year ended December 31, 2019, as filed with the Securities and Exchange Commission (the “SEC”) on the date hereof (the “Report”), I Steve Shindler, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 15, 2020

/s/ Steve Shindler
Steve Shindler
Chief Financial Officer